UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2005

AXS-ONE INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13591 (Commission File Number)	13-2966911 (IRS Employer Identification No.)
301 Route 17 North, Rutherford, New Jersey 07070 (Address of principal executive offices, including zip code)
(201) 935-3400 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    REGULATION FD DISCLOSURE

On June 15, 2005, AXS-One Inc. made a presentation at the Rodman & Renshaw Techvest 2nd Annual Security and Connectivity Investor Conference that included a slide presentation entitled "AXS-One Corporate Overview". The slide presentation is furnished herein as Exhibit 99.1.

The information in this report (including the Exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities set forth in that section.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits – The following exhibit is furnished as part of this report:

99.1	AXS-One Corporate Overview

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXS-ONE INC.
Date: June 16, 2005	By:	/s/ Joseph Dwyer
Joseph Dwyer Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

99.1        AXS-One Corporate Overview